                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                 February 24, 2006

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
As of February 24, 2006 Edward G. Woodard has resigned from the Board of Directors of First M&F Corporation (the "Company").
Mr. Woodard's decision to resign from the Board of Directors was made so that he can concentrate his efforts in a new position with Merchants & Farmers Bank (the "Bank") as Vice President - Commercial Lending of the Bank in Madison, Mississippi.  His
decision was made for personal reasons and not because of any disagreement with the Company.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Letter to Hugh Potts, Jr. from Edward Woodard submitting
                             resignation from Board of Directors of M&F Bank effective
                             February 24, 2006.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 28, 2006

                                                     FIRST M&F CORPORATION

                                                     By:    /s/ John G. Copeland
                                                           -------------------------------------
                                                     Name:    John G. Copeland
                                                     Title:   Chief Financial Officer

Exhibit 99.1

                                     KM DISTRIBUTING COMPANY
             P. O. Box 488 - 101 Atkinson Street - Kosciusko, MS 39090 - Phone 662/289-2131

Hugh Potts, Jr.
CEO
M&F Bank
P. O. Box 520
Kosciusko, MS  39090

Dear Hugh,                                                                  2/17/06

The purpose of this letter is to offer my resignation from the board of directors of M&F
Bank effective February 24, 2006.

What an honor it was to be asked by you and your father to join such a prestigious board, and what a privilege it has been for me to serve.  The education of having worked with such an exceptional group of men and women could have been gained at no other place.
The personal contacts and friendships forged with the board will go with me as I prepare to leave Kosciusko.

Thank you, the board, and the shareholders and associates at M&F for this opportunity of service.

Sincerely,

/s/ Eddie Woodard

Eddie Woodard